UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

LYELL IMMUNOPHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 695-0677

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, par value $0.0001 per share	“LYEL”	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 29, 2021, Dr. Richard Klausner, the Chair of the Board of Directors (the “Board”) of Lyell Immunopharma, Inc. (the “Company”) informed the Company that (a) he will take a temporary medical leave of absence and is expected to return in early 2022 (the “Leave”) and (b) he will also be resigning from his position as Executive Chairman of the Company and will no longer be an employee, effective October 1, 2022. However, Dr. Klausner will remain Chair of the Board. The Board has elected Cathy Friedman, its lead independent director, to serve as the interim Chair of the Board during Dr. Klausner’s absence. We do not anticipate the Leave to have any impact on the Company’s timelines for its investigational new drug (“IND”) applications, research and development progress or corporate objectives, and we continue to expect to submit four INDs to the Food and Drug Administration by the end of 2022. The Board and the Company’s employees wish Dr. Klausner a quick and full recovery and look forward to his return to the role of Chair following the Leave.

On September 30, 2021, Dr. Klausner issued a letter to colleagues and stockholders of the Company related to the Leave. That letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Letter dated September 30, 2021 from Dr. Rick Klausner

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to the duration of, and expected timing of Dr. Klausner’s return from, the Leave, the anticipated timing of the Company’s IND submissions and any potential impact of the Leave on the Company. Forward-looking statements involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those predicted or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others, those factors that could affect the Company’s business, operating results and stock price included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2021. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to the Company as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyell Immunopharma, Inc.

Dated: September 30, 2021

	By:	/s/ Heather Turner
Heather Turner
Chief General Counsel